EXHIBIT 10.9



April 24, 1995



Mr. Gary Kell
Lomas Mortgage USA, Inc.
1600 Viceroy Drive
Post Office Box 655644
Dallas, Texas 75265-5644

SUBJECT:  As Soon As Pooled Option II

Dear Mr. Kell:

This letter shall constitute the agreement (the "As Soon As Pooled Option II Agreement") between the Federal National Mortgage Association ("Fannie Mae") and Lomas Mortgage USA, Inc. ("Lender") to allow Lender to deliver pools of one- to four-family residential mortgage loans (the "Mortgages") pursuant to the terms and conditions described herein. This As Soon As Pooled Option II Agreement shall be deemed to amend any provision authorizing deliveries of Mortgages in any existing or hereafter existing master agreement or MBS pool purchase contract between Fannie Mae and Lender and shall, for purposes of the transactions contemplated herein, be deemed to amend the PSA Master Repurchase Agreement between Fannie Mae and Lender (the "PSA Master Repurchase Agreement") dated April 24, 1995.

Lender and Fannie Mae agree that, notwithstanding anything to the contrary in the Fannie Mae Selling Guide or the Fannie Mae Servicing Guide (the "Guides"), Lender may deliver Mortgages pursuant to the As Soon As Pooled Option II (the "As Soon As Pooled Option II"). Such option may be terminated at the discretion of either party unless otherwise agreed to by the parties; provided, however, that any termination will not affect transactions outstanding as of the date of such termination.

The following terms and definitions apply to each delivery of Mortgages made pursuant to the "As Soon As Pooled Option II":

Book-Entry Delivery Date: The actual date that an MBS first appears on the books and records of the appropriate Federal Reserve Bank. Such date shall be at least six Business Days after the MORNET Transmission Date.

Business Day: Any day other than a Saturday, Sunday or day that Fannie Mae or the appropriate Federal Reserve Bank is not open for business.

Master Trade Assignment Letter: An agreement, attached hereto as Exhibit "A," among Lender, Fannie Mae and another party (the "Takeout Buyer") approved by Fannie Mae, whereby Takeout Buyer agrees to purchase MBS from Fannie Mae in partial fulfillment of its obligations to purchase mortgages from Lender pursuant to the terms and conditions of the Management Agreement dated June 13, 1989 as amended (the "Management Agreement") between Lender and Takeout Buyer (Exhibit "C").

Issue Date: The first of the month in which the MBS are issued on the book-entry system of the appropriate Federal Reserve Bank.

MBS  Delivery  Date:      The  first  Business  Day  following  the  MORNET
Transmission Date.

MORNET Transmission Date: The date on which Lender transmits the pooled Mortgages to Fannie Mae via MORNET.

Original Issue Date: The first Business Day after the MORNET Transmission Date, or, if the Issue Date related to an MBS pool precedes the MBS Delivery Date, the Issue Date.

Settlement Notice: A letter, in the form attached hereto as Exhibit "B," from Lender to Fannie Mae notifying Fannie Mae to deliver the MBS specified to Takeout Buyer on the terms and conditions contained therein.

Lender may designate a delivery of Mortgages as an As Soon As Pooled Option II delivery by contacting the Customer Service Trading Desk no later 3:00 p.m. (Eastern Time) on the Business Day prior to the related MBS Delivery Date in order to establish the terms of the As Soon As Pooled Option II transaction. Once the terms of an As Soon As Pooled Option II transaction are established, Fannie Mae will send Lender a written notice that will serve as a formal confirmation of such terms.

Lender represents and warrants that each Mortgage delivered under an As Soon As Pooled Option II transaction complies (i) with all requirements under Fannie Mae Master Agreement Number MDO1226 (and any successor master agreement between Fannie Mae and Lomas created expressly and exclusively for mortgages originated under the CalPERS Member Home Loan Program) and
(ii) with the terms and conditions applicable in the Management Agreement.

If for any reason, after the Purchase Date but prior to the Repurchase Date, the Lender or the Takeout Buyer determine that any Mortgage related to an MBS does not meet the requirements of the Management Agreement, such party must notify Fannie Mae within one (1) business day in such instance. Fannie Mae may require Lender to repurchase Mortgages or MBS and accelerate the Repurchase Date to a date which is three (3) business days after notification is given to Fannie Mae.

By the close of business on the MORNET Transmission Date, Lender will deliver Mortgages to Fannie Mae in accordance with the applicable terms of the Fannie Mae Selling Guide concerning Mortgage deliveries for MBS. On the MBS Delivery Date, Fannie Mae will deliver (or be deemed by both parties hereto constructively to have delivered) to Lender MBS backed by such Mortgages, provided that the pool documentation package, as defined in the Fannie Mae Selling Guide, was complete, accurate, and consistent with the terms of the As Soon As Pooled Option II transaction and was delivered in accordance with Chapter IV, Section 203.02 of the Fannie Mae Selling Guide. Such MBS will not appear on the books or records of the appropriate Federal Reserve Bank on the MBS Delivery Date, but will appear on the books and records of Fannie Mae. On the Book-Entry Delivery Date, the related MBS will also appear in book-entry from at the appropriate Federal Reserve Bank.

By electing an As Soon As Pooled Option II transaction, Lender (i) agrees to accept MBS backed by such Mortgages, (ii) acknowledges its release of all interest in the Mortgages upon receipt of such MBS, (iii) upon such delivery (or constructive delivery) of the MBS, shall simultaneously re-deliver such MBS to Fannie Mae pursuant to a PSA Master Repurchase Agreement, and (iv) shall comply with all terms and conditions of such PSA Master Repurchase Agreement. Notwithstanding anything to the contrary herein or in the PSA Master Repurchase Agreement, Fannie Mae shall deliver to the Takeout Buyer MBS held by it as part of a repurchase transaction governed by this agreement on the related Repurchase Date, provided that Fannie Mae receives (i) from the Lender a fully executed Settlement Notice (in original or facsimile form) at least 96 hours prior to the Repurchase Date and (ii) from the Takeout Buyer the amount of proceeds set forth in such Settlement Notice. Upon receipt of such proceeds from the Takeout Buyer, Fannie Mae shall wire to the Lender an amount equal to the amount by which the sum of (a) the settlement proceeds from Takeout Buyer and (b) any funds or securities delivered by Lender to Fannie Mae in relation to such MBS pursuant to Section 4 of the PSA Master Repurchase Agreement exceeds
(c) the Repurchase  Price.  In the event that (c)  above exceeds the sum of
(a) and (b), Fannie Mae shall so notify Lender at least one (1) Business Day prior to the Repurchase Date and Lender shall wire such amount to Fannie Mae on the Repurchase Date. The "Purchase Date" under such PSA Master Repurchase Agreement shall be the MBS Delivery Date.

Lender shall indicate on the Delivery Schedule (Form 2014) and the Schedule of Mortgages (Form 2005 or 2025 or successor forms) the earliest possible date for the Book-Entry Delivery Date, given the eligibility of the Mortgages for the specified Issue Date and the standard six Business Day turnaround after MORNET transmission that is required for book entry on the books and records of the appropriate Federal Reserve Bank. Fannie Mae will then select the Original Issue Date as follows. If the Issue Date selected by Lender follows the MBS Delivery Date, the Original Issue Date will be the MBS Delivery Date and the Issue Date will be the first of the following month. If the Issue Date selected by Lender is earlier than the MBS Delivery Date, the Original Issue Date will be the Issue Date. For example, if a pool documentation package that is delivered on May 20 is set up for a June issue (with June balances), the Issue Date would be June 1 and the Original Issue Date would be May 22. If the package is eligible for a May issue (with May balances), May 1 would be both the Issue Date and the Original Issue Date, taking into consideration the earliest possible Book-Entry Delivery Date.

The delivery of pools of Mortgages as part of an As Soon As Pooled Option II transaction must take place in accordance with the requirements of an existing MBS pool purchase contract, including those related to the specified guaranty fee and any use of guaranty fee buyups or buydowns, the Rapid Payment Method (RPM) or MBS Express for remittances.

Lender shall use the MBS Pool Submission System to transmit detailed information about the pooled Mortgages, which is summarized on the Schedule of Mortgages. The Delivery Schedule must also be transmitted on MORNET. Special instructions for completing the delivery and wiring instructions for the Delivery Schedule follow:

               Telegraphic Abbreviations:  FMAE DC MBS
               Receiver Sub-Account:  SPEC
               ABA Number:  021039539
               Owner Account Name:  SOON
               Owner Account Number:  Leave Blank
               Fannie Mae CSTD Trade No.:  Leave Blank

Lender shall complete the MORNET transmission by 3:00 p.m. (Eastern time) at least one Business Day before the specified MBS Delivery Date for the As Soon as Pooled Option II transaction.

Fannie Mae  must receive  electronic  certification from  the custodian  by
10:30  a.m.  (Eastern  time)   on  the Business  Day  following  the MORNET
transmission.

Any change to the pool documentation package (such as a change in the principal balances or other characteristics of the pool of Mortgages) will delay the purchase. In addition, failure by Lender to follow the special instructions for completing and marking the Delivery Schedule to indicate the delivery of an As Soon As Pooled Option II transaction may be deemed an election by Lender not to use the As Soon As Pooled Option II.

In the event that the MBS does not meet the requirements of the Settlement Notice (in amount, coupon or otherwise), Fannie Mae may require Lender, upon one (1) business days's notice, to deliver to Fannie Mae additional MBS so that Fannie Mae may complete delivery under the terms of the Settlement Notice. Failure by Lender to do so shall constitute a material breach of this As Soon As Pooled Option II Agreement and the Mortgage Selling and Servicing Contract and shall entitle Fannie Mae to pursue any and all remedies available to it pursuant to the Mortgage Selling and Servicing Contract, the Guides, any applicable master agreements, and other applicable agreements between the parties and any other rights and remedies available to it under law.

In the event that the Takeout Buyer does not purchase the MBS from Fannie Mae on the Repurchase Date according to the terms of the Settlement Notice, Fannie Mae may, in its discretion, require Lender to purchase such MBS upon one (1) business day's notice at the price specified in the Master Trade Assignment Letter, plus accrued interest. Failure by Lender to purchase such MBS shall constitute a material breach of this As Soon As Pooled Option II Agreement and the Mortgage Selling and Servicing Contract, and Fannie Mae shall be entitled, upon failure of Lender to comply with such demand, (i) immediately to sell any such MBS in a recognized market at such price or prices as Fannie Mae may reasonably deem satisfactory, and (ii) to notify Lender of any loss incurred by Fannie Mae in connection with such sale. Failure by Lender to indemnify Fannie Mae within two (2) business days for such loss shall entitle Fannie Mae to pursue any and all remedies available to it pursuant to the Mortgage Selling and Servicing Contract, the Guides, any applicable master agreements, and other applicable agreements between the parties and any other rights and remedies available to it under law.

In the event that Fannie Mae does not receive such fully executed Settlement Notice (either FAXed or original) at least 96 hours before the Repurchase Date, Lender will contact Fannie Mae at least one (1) business day before the Repurchase Date, to enter into a new transaction, using the same MBS as collateral, for not less than 30 days from the Repurchase Date and not more than 90 days from the Repurchase Date. If Lender does not contact Fannie Mae before one (1) business day prior to the Repurchase Date, Fannie Mae may require Lender to repurchase the MBS on the Repurchase Date.

This As Soon As Pooled Option II Agreement may not be assigned in whole or in part by Lender nor modified without the prior written consent of Fannie Mae. Fannie Mae has negotiated the terms of this As Soon As Pooled Option II Agreement specifically with Lender and such terms do not necessarily represent terms applicable to any other transaction with Fannie Mae. Promotion, advertising, circulars, press releases, and other public statements or representations concerning the terms of this Agreement may not be distributed or made without Fannie Mae's prior written consent. Any distribution of this As Soon As Pooled Option II Agreement, in whole or in part, is also prohibited.

This As Soon As Pooled Option II Agreement shall not be deemed a waiver of the right of Lender to deliver Mortgages pursuant to the As Soon As Pooled Option as contained in the Fannie Mae Selling Guide.

Lender agrees that a violation of this Agreement or any related transaction under the PSA Master Repurchase Agreement shall constitute a breach of the Mortgage Selling and Servicing Contract and the Guides and shall entitle Fannie Mae to pursue any and all remedies available to it thereunder or at law.

This As Soon As Pooled Option II Agreement shall be deemed to be a contract under, and this As Soon As Pool Option II Agreement and the rights of the parties hereunder shall be governed by and construed and interpreted in accordance with, the laws of the District of Columbia applicable to contracts made and to be entirely performed in the District of Columbia.


Lender hereby confirms, by checking the appropriate blank below, that:

   X It is not a federally insured institution or an affiliate or subsidiary of a federally insured institution.

_____It is a federally insured institution or an affiliate or subsidiary of a federally insured institution, and (i) the sale to, and (if applicable) servicing for, Fannie Mae of the Mortgages delivered to Fannie Mae pursuant to this As Soon As Pooled Option II Agreement has been either (a) specifically approved by the Board of Directors of Lender and such approval is reflected in the minutes of the meetings of such Board of Directors or (b) approved by an officer of Lender who was duly authorized by the Board of Directors to enter into such types of transactions and such authorization is reflected in the minutes of the Board of Directors' meetings and (ii) this As Soon as Pooled Option II Agreement, together with the Guides and the Mortgage Selling and Servicing Contract, constitutes the "written agreement" governing Lender's sale to, and (if applicable) servicing for, Fannie Mae of the Mortgages delivered pursuant hereto and Lender (or any successor thereto) shall continuously maintain all components of such "written agreement" as an official record.

     In the event of any conflict between (i) the provisions of this As Soon As Pooled Option II Agreement and (ii) the provisions of the Mortgage Selling and Servicing Contract, the PSA Master Repurchase Agreement, any Master Agreement or MBS Pool Purchase Contract and/or the Guides, the provision of this As Soon as Pooled Option II Agreement shall prevail.

     Lender shall return to Fannie Mae a duly executed duplicate original of this letter.

     Sincerely,

     Federal National Mortgage Association



     By:  /s/ James E. Pallotta
          ------------------------------
          James Pallotta
          Director, MBS Funding


     Agreed, acknowledge and accepted this   4th   day of      May     1995.
                                            -------        -------------

     Lomas Mortgage USA, Inc.

     By:  /s/ Paul D. Fletcher
          ------------------------------

                                      EXHIBIT A






   LOMAS                                           Lomas Mortgage USA
                                                     A member of the
                                                  Lomas Financial Group

                                            8880 Cal Center Drive, Suite 330
                                               Sacramento, California  95826
                                                 Telephone (916) 361-4310
                                                    Fax (916) 362-9982


     May 1, 1995


     MASTER TRADE ASSIGNMENT LETTER


     Mr. Al Fernandez
     Mortgage Investment Officer
     State of California Public Employees' Retirement System
     Investment Office
     400 P Street
     Sacramento, California  95812

     Dear Mr. Fernandez:

     This letter will confirm the following agreement by Lomas Mortgage USA, Inc. ("Lomas"), the State of California Public Employees' Retirement System ("CalPERS"), and Federal National Mortgage Association ("Fannie Mae") in conjunction with the CalPERS Member Home Loan Program. The parties hereto agree to the assignment by Lomas to Fannie Mae of Lomas' right to receive payment in connection with all repurchase transactions in which Fannie Mae serves as repo counterparty to Lomas and in which CalPERS, as Takeout Buyer, is obligated to purchase mortgage securities created under Fannie Mae Master Agreement Number MDO1226 (and any successor master agreement between Fannie
     Mae  and  Lomas  created  expressly  and  exclusively  for mortgages
     originated under  the CalPERS  Member Home Loan  Program).   This
     agreement will be in effect for 360 days from the date of this letter. For these transactions you hereby agree to accept delivery from, and pay the Takeout Price, which shall not be below 99.50% of the aggregate securities' scheduled unpaid principal balance as of the last day of the month prior to the settlement date nor exceed 100.50% of the aggregate securities' scheduled unpaid principal balance as of the last day of the month prior to the settlement date plus scheduled accrued interest from the first day of the month of settlement through the day preceding the settlement date, directly to Fannie Mae, whose acceptance of this trade assignment is indicated
     below.   Accordingly, Fannie Mae  is obligated  to make delivery of such securities to CalPERS, and CalPERS will establish these trades as Buy transactions from Fannie Mae. This agreement may be terminated at any time by any party upon one hundred (100) days written notice to each of the other parties, except that the agreement shall continue to apply to any transactions agreed to prior
     to the effective date of such termination.   Notwithstanding  the above,
     any deliveries will be subject to the provisions of the Management Agreement between Lomas and CalPERS.

     All confirmations pertaining to these trades should be sent to Fannie Mae, Customer Service Trading Desk, 3900 Wisconsin Avenue, N.W.,
     Washington, D.C.  20016.   Please execute this letter  in the space
     provided below  and send it by  facsimile to Fannie Mae,  Attention:
     Jim Pallotta,  Telephone: (202) 752-7966, Facsimile (202) 752-4679.

     The parties hereto agree that until Fannie Mae is otherwise instructed by Lomas Mortgage USA, Inc. or CalPERS, Fannie Mae shall send all statements and confirmations pertaining to the financing and /or sale
     of  the subject Mortgage-Backed  Securities   to   Lomas  Mortgage
     USA,  Inc.,   Treasury  Department,  1600  Viceroy  Drive,  Dallas,  TX
     75235,  Attention:    Paul Fletcher.

     Very truly yours,

     Lomas Mortgage USA, Inc., as Seller

     By:  /s/ J. Colin Kirkham
          ------------------------------
     Name:     J. Colin Kirkham
               -------------------------
     Title:    Senior Vice President
               -------------------------
     Agreed:

     Federal National Mortgage Association

     By:  /s/ James E. Pollota
          ------------------------------
     Name:     James E. Pollota
               -------------------------
     Title:    A.V.P.
               -------------------------
     Date:     5/04/95
               -------------------------

     State of California Public Employees' Retirement System, as Takeout
       Buyer

     By:  /s/ Alfonso Fernandez
          ------------------------------
     Name:     Alfonso Fernandez
               -------------------------
     Title:    Mortgage Investment Officer
               -------------------------
     Date:     5/3/95
               -------------------------

                                      EXHIBIT B





     [DATE]


     SETTLEMENT NOTICE



     Mr. Andrew Bon Salle
     Fannie Mae
     3900 Wisconsin Avenue, N.W.
     Washington, D.C.  20016

     Re:  Lomas Mortgage USA, Inc.
          Instructions for repos maturing [DATE].


     Dear Andrew:

     On [DATE] please deliver versus payment the securities referenced below to this account:


     [WIRING INSTRUCTIONS]


     Pool#     Cusip     UPB       Price     Proceeds
     -----     -----     ---       -----     --------

     xxxx      xxxx      xxxxx     xxxx      xxxxxxx
     xxxx      xxxx      xxxxx     xxxx      xxxxxxx
     xxxx      xxxx      xxxxx     xxxx      xxxxxxx

     Totals


     Sincerely,



     Paul D. Fletcher
     Senior Vice President

     Pursuant to Item 601(b)(2) of Regulation S-K, the registrant has not filed herewith the Management Agreement effective as of June 13, 1989 between Lomas Mortgage USA, Inc., as Manager ("LMUSA"), and California Public Employees' Retirement System ("PERS"), as amended by the Amendment to Management Agreement entered into as of May 25, 1990 between LMUSA and PERS and the Second Amendment to Management Agreement effective as of November 8, 1993 between LMUSA and PERS (collectively, the "Management Agreement"). The Management Agreement is attached as Exhibit C to the As Soon As Pooled Option II Agreement dated April 24, 1995 between LMUSA, as Lender, and the
     Federal National Mortgage Association ("FNMA").

     The Management Agreement governs the management of the California PERS Member Home Loan Conduit Program, as implemented by the Management Agreement, the Participant Contracts and the Participant Guide, as the same have been or may be amended from time to time (the "Program") (Unless otherwise defined herein, all capitalized terms used herein shall have the meanings as set forth in the Management Agreement). The Program Agreements provide that LMUSA will, among other things, purchase certain Mortgage Loans from Participants and warehouse the Mortgage Loans until such time as they are placed into one or more Pools for the issuance of FNMA Certificates or nonagency Certificates issued pursuant to certain Pooling Agreements to  be  entered  into between  PERS, LMUSA and a Trustee.  Each
     Mortgage Loan is serviced by a Participant or by LMUSA.   Pursuant  to
     the Management  Agreement,   LMUSA   has   general   responsibility
     for   the administration and  supervision of the Program and provides certain uniform reports and services to PERS.

     Pursuant to Item 601(b)(2) of Regulation S-K, the registrant hereby agrees to furnish supplementally a copy of the Management Agreement upon request.